UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

First Midwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 0-10967	No. 36-3161078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Pierce Place, Suite 1500 Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 875-7450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 12, 2010, First Midwest Bancorp, Inc. (the “Company”) issued a press release announcing its earnings results for the quarter and full year ended December 31, 2009. This press release, dated January 12, 2010, is attached as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

The Company also has made the information attached hereto as Exhibit 99.2 available via its website at http://www.firstmidwest.com/aboutinvestor_sec.asp.

The information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the text of the information attached hereto as Exhibits 99.1 and 99.2, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed incorporated by reference into any filing made by the Company with the SEC, except as shall be expressly set forth by specific reference in such filing. The Company is not undertaking any duty to update this information after the date of this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

     The following exhibits are being furnished as part of this Report on Form 8-K:

99.1	Press Release issued by First Midwest Bancorp, Inc., dated January 12, 2010.
99.2	First Midwest Bancorp, Inc. Selected Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc. (Registrant)

Date: January 12, 2010	By:	/S/ CYNTHIA A. LANCE
	Name:	Cynthia A. Lance
	Title:	Executive Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by First Midwest Bancorp, Inc., dated January 12, 2010.

99.2	First Midwest Bancorp, Inc. Selected Financial Information.